Benefit Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Retirement Benefits, Description [Abstract]
Benefit Plans
6. BENEFIT PLANS
The amounts presented in the following tables for pension include both of the Pension Plans. The pension costs below have not been adjusted for amounts billed to the Service Company for former AES Ohio employees who are now employed by the Service Company or other AES affiliates or for amounts billed to AES Ohio Generation for former employees that were employed by AES Ohio Generation that are still participants in the AES Ohio plans.
The following table presents the net periodic benefit cost of the Pension Plans for the three and nine months ended September 30, 2025 and 2024:

	Three months ended September 30,		Nine months ended September 30,
$ in millions	2025	2024	2025	2024
Service cost	$0.5	$0.7	$1.6	$1.9
Interest cost	3.7	3.6	11.0	11.0
Expected return on plan assets	(3.9)	(3.7)	(11.8)	(11.1)
Amortization of unrecognized:
Prior service cost	0.2	0.3	0.7	0.7
Actuarial loss	1.3	0.9	3.8	2.9

Net periodic benefit cost	$1.8	$1.8	$5.3	$5.4

The components of net periodic benefit cost other than service cost are included in
Other income / (expense), net
in the Condensed Statements of Operations.

There were $7.5 million in employer contributions during the nine month periods ended September 30, 2025 and September 30, 2024, respectively.
In addition, AES Ohio provides postretirement health care and life insurance benefits to certain retired employees, their spouses and eligible dependents. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust. These postretirement health care benefits and the related unfunded obligation were not material to the financial statements in the periods covered by this report.

7. BENEFIT PLANS
Postretirement Benefits
Qualified employees who retired prior to 1987 and their dependents are eligible for health care and life insurance benefits until their death, while qualified employees who retired after 1987 are eligible for life insurance benefits and partially subsidized health care. The partially subsidized health care is at the election of the employee, who pays most of the cost, and is available only from their retirement until they are covered by Medicare. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust. These postretirement health care benefits and the related unfunded obligation of $7.9 million and $7.2 million at December 31, 2024 and 2023, respectively, were not material to the Financial Statements in the periods covered by this report.
Defined Contribution Plans
The 401(k) Plans are qualified under Section 401 of the Internal Revenue Code.
Participants may elect to contribute up to 85% of eligible compensation to their plans. The existing non-union
plan provides that participant contributions are matched 100% on the first 1% of eligible compensation and 50% on the next 5% of eligible compensation and they are fully vested in their employer contributions after 2 years of service. Union participant contributions are matched 150% but are capped at $2,850 for 2024 and they are fully vested in their employer contributions after 3 years of service.
Non-union
and union employees become eligible to participate in their respective plan upon date of hire. All participants are fully vested in their own contributions. Effective December 31, 2024, non-union
participants hired after December 31, 2010, in the existing
non-union
401(k) plan were frozen regarding the
non-union
401(k) plan and became eligible for The AES Corporation Retirement Savings Plan (“RSP”). The RSP matches 100% of contributions on the first 5% of eligible compensation and also provides for a non-matching
contribution of 4% of eligible compensation. Matching contributions in this plan are fully vested while non-matching
contributions vest ratably over 5 years of service with AES or its affiliates.
We contributed $3.8 million, $3.5 million and $3.3 million for the years ended December 31, 2024, 2023 and 2022, respectively. AES Ohio matching contributions are paid bi-weekly,
in arrears. The contributions by year may include the
bi-weekly
matching contribution that is paid in the following year in addition to employer matching true-up
contributions. AES Ohio also contributes an annual bonus to the accounts of its union participants. This payment is typically made in January of the following year.
Defined Benefit Plans
AES Ohio sponsors a traditional defined benefit pension plan for most of the employees of DPL and its subsidiaries. For collective bargaining employees, the defined benefits are based on a specific dollar amount per year of service. For all other employees (management employees), the traditional defined benefit pension plan is based primarily on compensation and years of service. As of December 31, 2010, this traditional pension plan formula was closed to new management employees. A participant is 100% vested in all amounts credited to their account upon the completion of five vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Employees that transferred from AES Ohio to the Service Company maintain their previous eligibility to participate in the AES Ohio pension plan.
Almost all management employees beginning employment on or after January 1, 2011, participated in a cash balance pension plan formula. Similar to the traditional pension plan for management employees, the cash balance benefits were based on compensation and years of service. Effective December 31, 2024, this cash balance pension plan formula was closed to new management employees and will no longer add new pay credits but will continue to provide quarterly interest credits for these participants. A cash balance participant becomes 100% vested in all amounts credited to his or her account upon the completion of three vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Vested benefits in the cash balance plan are fully portable upon termination of employment.
In addition, we have a Supplemental Executive Retirement Plan (“SERP”) for certain retired key executives. The SERP has an immaterial unfunded liability related to agreements for retirement benefits of certain terminated and retired key executives.
We recognize an asset for a plan’s overfunded status and a liability for a plan’s underfunded status and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. For the transmission and distribution areas of our electric business, these amounts are recorded as regulatory assets and liabilities, which represent the regulated portion that would otherwise be charged or credited to AOCL. We have historically recorded these costs on an accrual basis, and this is how these costs have been historically recovered through customer rates. This factor, combined with the historical precedents from the PUCO and FERC, make these costs probable of future rate recovery.
The following tables set forth the changes in the Pension Plans’ obligations and assets recorded on the Balance Sheets at December 31, 2024 and 2023. The amounts presented in the following tables for pension obligations include the collective bargaining plan formula, traditional management plan formula and cash balance plan formula and the SERP in the aggregate and have not been adjusted for $1.1 million, $0.9 million and $1.7 million of costs billed to the Service Company for the years ended December 31, 2024, 2023 and 2022, respectively, or $1.2 million, $0.2 million and $0.9 million of costs billed to AES Ohio Generation for the years ended December 31, 2024, 2023 and 2022, respectively.

$ in millions	Years ended December 31,
Change in benefit obligation	2024	2023
Benefit obligation at January 1	$298.6	$309.0
Service cost	2.5	3.0
Interest cost	14.6	15.8
Plan amendments	—	1.4
Actuarial loss / (gain)	(12.4)	9.6
Benefits paid	(20.9)	(40.2)

Benefit obligation at December 31	282.4	298.6

$ in millions	Years ended December 31,
Change in benefit obligation	2024	2023
Fair value of plan assets at January 1	268.4	274.4
Actual return on plan assets	5.0	26.5
Employer contributions	7.6	7.7
Benefits paid	(20.9)	(40.2)

Fair value of plan assets at December 31	260.1	268.4

Unfunded status of plan	$(22.3)	$(30.2)

	December 31,
Amounts recognized in the Balance Sheets	2024	2023
Current liabilities	$(0.2)	$(0.2)
Non-current liabilities	(22.1)	(30.0)

Net liability at end of year	$(22.3)	$(30.2)

Amounts recognized in Accumulated other comprehensive loss , Regulatory assets, non-current , pre-tax
Components:
Prior service cost	$6.6	$7.6
Net actuarial loss	95.8	102.3

Accumulated other comprehensive loss, Regulatory assets, pre-tax	$102.4	$109.9

Recorded in:
Regulatory assets, non-current	$56.0	$60.7
Accumulated other comprehensive loss	46.4	49.2

Accumulated other comprehensive loss, Regulatory assets, pre-tax	$102.4	$109.9

The accumulated benefit obligation for our Pension Plans was $274.7 million and $290.0 million at December 31, 2024 and 2023, respectively.
The net periodic benefit cost of the Pension Plans was:

	Years ended December 31,
$ in millions	2024	2023	2022
Service cost	$2.5	$3.0	$4.9
Interest cost	14.6	15.8	9.6
Expected return on assets	(14.8)	(17.6)	(15.8)
Amortization of unrecognized:
Actuarial loss	3.9	1.1	7.7
Prior service cost	1.0	1.1	1.2

Net periodic benefit cost	$7.2	$3.4	$7.6

Rates relevant to each year’s expense calculations
Discount rate	5.14%	5.41%	2.83%
Expected return on plan assets	5.15%	5.40%	4.60%
The components of net periodic benefit cost, other than service cost, are included in
Total other expense, net
in the Statements of Operations.

The following table presents other changes in plan assets and benefit obligations recognized in
Accumulated other comprehensive loss
,
Regulatory assets,
non-current
and
Regulatory liabilities,
non-current:

	Years ended December 31,
$ in millions	2024	2023	2022
Net actuarial loss / (gain)	$(2.6)	$0.7	$(9.1)
Plan amendments	—	1.4	—
Reversal of amortization item:
Net actuarial loss	(3.9)	(1.1)	(7.7)
Prior service cost	(1.0)	(1.1)	(1.2)

Total recognized in Accumulated other comprehensive loss, Regulatory assets and Regulatory liabilities	$(7.5)	$(0.1)	$(18.0)

Total recognized in net periodic benefit cost and Accumulated other comprehensive loss, Regulatory assets and Regulatory liabilities	$(0.3)	$3.3	$(10.4)
Significant Gains and Losses Related to Changes in the Benefit Obligation
The actuarial gain of $12.4 million decreased the benefit obligation for the year ended December 31, 2024 and an actuarial loss of $9.6 million increased the benefit obligation for the year ended December 31, 2023. The actuarial gain in 2024 was primarily due to an increase in the discount rate and the actuarial loss in 2023 was primarily due to a decrease in the discount rate.
Assumptions
Our expected return on plan asset assumptions, used to determine benefit obligations, are based on historical long-term rates of return on investments, which use the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors, such as inflation and interest rates, as well as asset diversification and portfolio rebalancing, are evaluated when long-term capital market assumptions are determined. Peer data and historical returns are reviewed to verify reasonableness and appropriateness.
At December 31, 2024, we increased the expected long-term rate of return on plan assets assumption to 6.05%. The rate of return represents our long-term assumptions based on our long-term portfolio mix. Also, at December 31, 2024, we increased our assumed discount rate to 5.66% from 5.14% for pension expense to reflect current duration-based yield curve discount rates. A 1% increase / decrease in the rate of return assumption for pension would result in a corresponding decrease / increase in 2025 pension expense of approximately $2.6 million. A
0.25-percentage
point increase / decrease in the discount rate for pension would result in a corresponding decrease / increase of approximately $0.4 million to 2025 pension expense.
In determining the discount rate to use for valuing liabilities, we used a market yield curve on high-quality fixed income investments as of December 31, 2024. We project the expected benefit payments under the plan based on participant data and based on certain assumptions concerning mortality, retirement rates, termination rates, etc. The expected benefit payments for each year are then discounted back to the measurement date using the appropriate spot rate for each half-year from the yield curve, thereby obtaining a present value of all expected future benefit payments using the yield curve. Finally, an equivalent single discount rate is determined which produces a present value equal to the present value determined using the full yield curve.
Consistent with the requirements of ASC 715, we apply a disaggregated discount rate approach for determining service cost and interest cost for our defined benefit pension plans and postretirement plans.

In future periods, differences in the actual return on pension plan assets and assumed return, or changes in the discount rate, will affect the timing of contributions, if any, to the plans.
The weighted average assumptions used to determine benefit obligations were:

Benefit Obligation Assumptions	Pension
	2024	2023	2022
Discount rate for obligations	5.66%	5.14%	5.41%
Rate of compensation increases	3.21%	3.21%	3.21%
Pension Plan Assets
Pension Plan assets are invested in multiple asset classes using a de-risking
framework designed to manage the Pension Plan’s funded status volatility and minimize future cash contributions. Investment strategies and asset allocations are intended to allocate additional assets to the fixed income asset class should the Pension Plan’s funded status improve. Investment performance and asset allocation are measured and monitored on an ongoing basis.
Pension Plan assets are managed in a balanced portfolio comprised of two major components: return seeking assets and liability hedging assets. The expected role of plan return seeking assets is to provide additional return with associated higher levels of risk, while the role of liability hedging assets is to correlate the interest rate of the fixed income investments with that of the Pension Plans’ liabilities.
Strategic asset allocation guidelines are determined by a Risk/Advisory Committee and approved by a Fiduciary Committee. These allocations consider the plan’s long-term objectives. The long-term target allocations for plan assets are 30% – 40% for return seeking assets and 60% – 70% for liability hedging assets. Return seeking assets include U.S. and international equity, while liability hedging assets include long-duration and high-yield bond funds and emerging market debt funds.
The investment approach is to move the Pension Plans to a more de-risked
position, if and when the overall funded status of the Pension Plans improve, by periodically rebalancing the allocation of the Pension Plans’ investments in growth assets and liability hedging assets in accordance with the committee’s glide path. This strategy requires the daily monitoring of the Pension Plans’ ratio of assets to liabilities in order to determine whether approved trigger points have been met, requiring the rebalancing of the assets.
All plan assets at December 31, 2024 are common collective trusts. With the exception of the cash and cash equivalents, the common collective trusts are valued using the net asset value method and are categorized as Level 2 in the fair value hierarchy. The underlying investments are mutual funds, common stock, or debt securities, in alignment with the target asset allocation.
The following table summarizes our target pension plan allocation:

	Long-Term Mid-Point Target Allocation	Percentage of plan assets as of December 31,
Asset category		2024	2023
Equity Securities	32%	31%	32%
Debt Securities	68%	68%	67%
Cash and Cash Equivalents	—%	1%	1%

The fair values of our Pension Plans’ assets at December 31, 2024 by asset category are as follows:

$ in millions	Market Value at December 31, 2024	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category		(Level 1)	(Level 2)	(Level 3)
Common collective trusts
Equities (a)	$81.3	$—	$81.3	$—
Debt securities (b)	118.9	—	118.9	—
Government debt securities (c)	58.2	—	58.2	—

Total common collective trusts	258.4	—	258.4	—
Cash and cash equivalents (d)	1.7	1.7	—	—

Total pension plan assets	$260.1	$1.7	$258.4	$—

(a)
This category represents investments that invest in equity securities of U.S. companies of any market capitalization and other investments (i.e.: futures, swaps, currency forwards) of foreign, emerging markets and seeks to provide long-term total return, which includes capital appreciation and income. The funds are valued using the net asset value method.

(b)
This category represents investments that invest in high quality issues within the U.S. corporate bond markets and global high yield bonds and emerging markets debt denominated in local currency. The funds seek to provide current income and long-term capital preservation along with access to higher yielding, relatively liquid fixed income securities. The funds are valued using the net asset value method.

(c)
This category represents investments that invest in U.S. treasury strips, U.S. government agency obligations, and U.S. treasury obligations. The funds seek investment returns over the long term and are valued using the net asset value method.

(d)
This category represents an investment that seeks to maximize current income on cash reserves to the extent consistent with principal preservation and maintenance of liquidity from a portfolio of obligations of the U.S. Government, its agencies or municipalities, and related money market instruments. Principal preservation is a primary objective. The fund is valued at cost.

The fair values of our pension plan assets at December 31, 2023 by asset category are as follows:

$ in millions	Market Value at December 31, 2023	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category		(Level 1)	(Level 2)	(Level 3)
Common collective trusts
Equities (a)	$84.5	$—	$84.5	$—
Debt securities (b)	121.1	—	121.1	—
Government debt securities (c)	61.0	—	61.0	—

Total common collective trusts	266.6	—	266.6	—
Cash and cash equivalents (d)	1.8	1.8	—	—

Total pension plan assets	$268.4	$1.8	$266.6	$—

(a)
This category represents investments that invest in equity securities of U.S. companies of any market capitalization and other investments (i.e.: futures, swaps, currency forwards) of foreign, emerging markets and seeks to provide long-term total return, which includes capital appreciation and income. The funds are valued using the net asset value method.

(b)
This category represents investments that invest in high quality issues within the U.S. corporate bond markets and global high yield bonds and emerging markets debt denominated in local currency. The funds seek to provide current income and long-term capital preservation along with access to higher yielding, relatively liquid fixed income securities. The funds are valued using the net asset value method.

(c)
This category represents investments that invest in U.S. treasury strips, U.S. government agency obligations, and U.S. treasury obligations. The funds seek investment returns over the long term and are valued using the net asset value method.

(d)
This category represents an investment that seeks to maximize current income on cash reserves to the extent consistent with principal preservation and maintenance of liquidity from a portfolio of obligations of the U.S. Government, its agencies or municipalities, and related money market instruments. Principal preservation is a primary objective. The fund is valued at cost.

Pension Funding
We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of ERISA and, in addition, make voluntary contributions from time to time. We contributed $7.5 million, $7.5 million and $7.5 million to the pension plan in the years ended December 31, 2024, 2023 and 2022.
We expect to make contributions of $0.2 million to our SERP in 2025 to cover benefit payments. We also expect to make contributions of $7.5 million to our pension plan during 2025.
Funding for the Pension Plans is based upon actuarially determined contributions that consider the amount deductible for income tax purposes and the minimum contribution required under ERISA, as amended by the Pension Protection Act of 2006, as well as targeted funding levels necessary to meet certain thresholds.
From an ERISA funding perspective, AES Ohio’s funded target liability percentage was estimated to be 95%. In addition, AES Ohio must also contribute the normal service cost earned by active participants during the plan year. The funding of normal cost is expected to be approximately $5.3 million in 2025, which includes $1.2 million for plan expenses. Each year thereafter, if the plan’s underfunding increases to more than the present value of the remaining annual installments, the excess is separately amortized over seven years. AES Ohio’s funding policy for the pension plans is to contribute annually no less than the minimum required by applicable law, and no more than the maximum amount that can be deducted for federal income tax purposes.
Benefit payments, which reflect future service, are expected to be paid as follows:
Estimated future benefit payments

$ in millions due within the following years:	Pension
2025	$22.0
2026	22.0
2027	21.9
2028	21.8
2029	21.8
2030 - 2034	106.1